Taxes on Income	12 Months Ended
Dec. 31, 2024
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 12:- TAXES ON INCOME

a.	General:

Israeli tax rate:

The Corporate tax rate in Israel relevant to the Company is 23% in 2024, 2023 and 2022.

United States:

The Company’s United States subsidiaries are separately taxed under the U.S. tax laws at a corporate rate of 21%.

b.	Loss before income taxes:

The following are the domestic (i.e. Israeli) and foreign components of the Company’s loss before income taxes:

	Year ended December 31,
	2024	2023	2022

Domestic	$(49,317)	$(43,500)	$(40,494)
Foreign	-	-	-

Total	$(49,317)	$(43,500)	$(40,494)

c.	Taxes on income:

The reconciliation of the income tax benefit that would result from applying the Israeli statutory tax rate to the Company’s reported income tax (benefit) is as follows:

	Year ended December 31,
	2024	2023	2022
Loss before income taxes, as reported in the consolidated statements of operations	$49,317	$43,500	$40,494
Statutory tax rate	23%	23%	23%

Income tax benefit at statutory tax rate	$(11,343)	$(10,005)	$(9,314)
Effect of Non-deductible expenses	3,573	3,063	475
Remeasurement of deferred taxes from currency exchange*	-	-	3,517
Change in valuation allowance	7,770	7,508	5,322
Other	-	(566)	-

Reported income taxes benefit	$-	$-	$-

*	The Israeli Income Tax Regulations (rules regarding ledger management of foreign invested companies and certain partnerships and the determination of their taxable income), 1986 allow Foreign Invested Companies (i.e., foreign holding percentage of more than 25%) to report for tax purposes in US dollars. The Company implemented these regulations on January 1, 2023.
d.	Net operating loss carryforward:

As of December 31, 2024, the Company had a net operating loss carryforward for Israeli tax purposes of approximately $157,627 These net operating loss carryforwards can be carried forward and offset against taxable income indefinitely.

e.	Deferred tax assets and liabilities:

Deferre d tax assets and liabilities are recognized for the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and for carryforwards.

The principal components of the Company’s deferred tax assets are as follows:

	December 31
	2024	2023
Deferred tax assets:
Net operating loss carry forwards	$36,254	$28,032
Research and development	5,726	6,252
Employees and payroll accrual	352	299
Property and equipment	100	79

Total deferred tax assets	42,432	34,662

Valuation allowance	(42,432)	(34,662)

Deferred tax assets, net of valuation allowance	$-	$-

Based on the available evidence, management believes that it is more likely than not that certain of its deferred tax assets relating to net operating loss carryforwards and other temporary differences in Israel will not be realized and accordingly, a valuation allowance has been provided.

f.	Tax assessments:

The Israeli entity’s’ income tax assessments are considered final through 2019.

g.	Unrecognized Tax Benefits:

As of December 31, 2024, 2023 and 2022, the Company did not have any unrecognized tax benefits and does not expect that the amount of unrecognized tax benefits will change significantly within the next 12 months. The Company’s accounting policy is to accrue interest and penalties related to an underpayment of income taxes as a component of income tax expense.